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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 10, 2000



                               OVERLAND DATA, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


            0-22071                                     95-3535285
    (Commission File Number)                 (IRS Employer Identification No.)


              8975 Balboa Avenue, San Diego, California 92123-1599 (Address of principal executive offices, including zip code)


                                 (858) 571-5555
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On January 10, 2000, Overland Data, Inc., a California corporation (the "Company"), announced that it had signed an asset purchase agreement with Tecmar Technologies International, Inc. and related entities, under which Overland will acquire from Tecmar substantially all inventories, fixed assets, supplies, intellectual property, trademarks and Internet addresses for approximately $3 million in cash in a pre-packaged bankruptcy plan. Completion of the transaction is subject to bankruptcy court approval and an overbid process.

         The Registrant's news release dated January 10, 2000 is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         (i)    Exhibit 99.1 - News Release dated January 10, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: January 21, 2000                      By: /s/ VERNON A. LOFORTI
                                               -------------------------------
                                                Vernon A. LoForti
                                                Vice President, Chief Financial
                                                Officer and Secretary


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                                INDEX TO EXHIBITS

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EXHIBIT NUMBER
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
99.1                 News Release dated January 10, 2000.

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